Exhibit 99.1

Contact:	For LifePoint Hospitals, Inc.:	For Province Healthcare Company:
	Michael J. Culotta	Christopher T. Hannon
	Chief Financial Officer	Chief Financial Officer
	(615) 372-8512	(615) 376-7266

STOCKHOLDERS OF LIFEPOINT HOSPITALS, INC. AND PROVINCE HEALTHCARE COMPANY
APPROVE PROPOSED ACQUISITION

Brentwood, Tennessee (March 28, 2005) – LifePoint Hospitals, Inc. (“LifePoint Hospitals”) (NASDAQ: LPNT) and Province Healthcare Company (“Province Healthcare”) (NYSE: PRV) jointly announced today that each company’s stockholders have approved LifePoint Hospitals’ proposed acquisition of Province Healthcare.

At the LifePoint Hospitals special meeting of stockholders held on Monday, March 28, 2005, in Nashville, Tennessee, LifePoint Hospitals announced that 31,212,346 shares of LifePoint Hospitals common stock were voted in favor of adoption of the merger agreement, 84,659 shares were voted against adoption of the merger agreement and 22,435 shares abstained from voting. The shares voted for adoption of the merger agreement represented approximately 99.7 percent of the shares voted at the meeting and approximately 80.1 percent of the shares of LifePoint Hospitals common stock outstanding as of February 18, 2005, the record date for the LifePoint Hospitals special meeting. In order to be adopted, the merger agreement required the approval of at least a majority of the total number of shares of LifePoint Hospitals common stock outstanding as of the record date for the LifePoint Hospitals special meeting.

At the Province Healthcare special meeting of stockholders held on Monday, March 28, 2005, in Nashville, Tennessee, Province Healthcare announced that 35,307,654 shares of Province Healthcare common stock were voted in favor of adoption of the merger agreement, 91,299 shares were voted against adoption of the merger agreement and 98,374 shares abstained from voting. The shares voted for adoption of the merger agreement represented approximately 99.5 percent of the shares voted at the meeting and approximately 70.3 percent of the shares of Province Healthcare common stock outstanding as of February 18, 2005, the record date for the Province Healthcare special meeting. In order to be adopted, the merger agreement required the approval of at least a majority of the total number of shares of Province Healthcare common stock outstanding as of the record date for the Province Healthcare special meeting.

The transaction is expected to close on Friday, April 15, 2005.

LifePoint Hospitals, Inc. currently operates 30 hospitals in non-urban communities. In most cases, the LifePoint Hospitals facility is the only hospital in its community. LifePoint Hospitals’ non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 9,900 employees.

Province Healthcare Company, a provider of healthcare services in attractive non-urban markets in the United States, owns or leases 21 general acute care hospitals in 13 states with a total of 2,529 licensed beds.

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Stockholders of LPNT and PRV Approve Proposed Acquisition

March 28, 2005

Important Legal Information
In connection with the proposed transaction between LifePoint Hospitals and Province Healthcare, Lakers Holding Corp. has filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials have been filed by LifePoint Hospitals and Province Healthcare. The definitive joint proxy statement/prospectus was mailed to the stockholders of LifePoint Hospitals and Province Healthcare on or about February 22, 2005. Investors and security holders are advised to read the joint proxy statement/prospectus and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about Lakers Holding Corp., LifePoint Hospitals, Province Healthcare and the proposed transaction. In addition, the joint proxy statement/prospectus and other relevant materials filed by LifePoint Hospitals or Province Healthcare with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals or Lakers Holding Corp. by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by Province Healthcare by contacting Investor Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine the companies’ future results are beyond the companies’ ability to control or predict with accuracy. Such forward-looking statements, particularly those statements regarding the effects of the proposed transaction, reflect the current expectations and beliefs of the managements of LifePoint Hospitals and Province Healthcare, are not guarantees of performance of LifePoint Hospitals, Province Healthcare or the combined entity following completion of the proposed transaction, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors relating to the proposed transaction include, without limitation, the possibility that (1) problems may arise in successfully integrating the businesses of the two companies; (2) the acquisition may involve unexpected costs; (3) the combined company may be unable to achieve cost-cutting synergies; (4) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (5) the combined company may be subject to future regulatory or legislative actions. These forward-looking statements are also subject to other risks and uncertainties, including, without limitation, (i) reduction in payments to healthcare providers by government and commercial third-party payors, as well as changes in the manner in which employers provide healthcare coverage to their employees; (ii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures, including those required by LifePoint Hospitals’ corporate integrity agreement; (iii) the ability to manage healthcare risks, including malpractice litigation, and the lack of state and federal tort reform; (iv) the availability, cost and terms of insurance coverage; (v) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians and other healthcare professionals; (vi) the ability to attract and retain qualified management and personnel; (vii) the geographic concentration of the companies’ operations; (viii) the ability to acquire hospitals on favorable terms; (ix) the ability to operate and integrate newly acquired facilities successfully; (x) the availability and terms of capital to fund the companies’ business strategies; (xi) changes in the companies’ liquidity or indebtedness; (xii) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xiii) volatility in the market value of each company’s common stock; (xiv) changes in general economic conditions in the markets the companies serve; (xv) LifePoint Hospitals’ reliance on information technology systems maintained by HCA Inc.; (xvi) the costs of complying with the Americans With Disabilities Act; and (xvii) those risks and uncertainties described from time to time in the companies’ filings with the SEC, including those related to the proposed transaction. Therefore, the companies’ future results may differ materially from those described in this release. Neither LifePoint Hospitals nor Province Healthcare undertakes any obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

All references to “LifePoint Hospitals” as used throughout this release refer to LifePoint Hospitals, Inc. and its affiliates. All references to “Province Healthcare” as used throughout this release refer to Province Healthcare Company and its affiliates.

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